2TABLE OF CONTENTS Forward-Looking Statements Corporate Profile Highlights 2021 Outlook & Assumptions Summary Information Net Asset Value Component Data Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Debt Information Core Debt to Core EBITDA Capitalization & Financial Ratios Property Portfolio Development & Redevelopment Pipeline Mezzanine Investments Acquisitions & Dispositions Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Lease Summary Office Lease Expirations Retail Lease Expirations COVID-19 Update Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Properties Reconciliation to Core EBITDA Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income 03 04 05 06 07 08 09 10 11 12 13 14 15 16 18 19 20 21 22 23 24 25 26 27 29 33 34 35 36 1405 Point Baltimore, MD

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 11, 2021, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 11, 2021. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. F O R W A R D - L O O K I N G S T AT E M E N T S T Rowe Price Global HQ Baltimore, MD

4 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Michael P. O’Hara, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@bofa.com D. A. Davidson & Co. Barry Oxford (212) 240-9871 boxford@dadco.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com ANALYST COVERAGE CORPORATE PROFILE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com.

5HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $1.9 million, or $0.02 per diluted share, for the quarter ended December 31, 2020 compared to $7.2 million, or $0.09 per diluted share, for the quarter ended December 31, 2019. Net income attributable to common stockholders and OP Unit holders of $29.8 million, or $0.38 per diluted share, for the year ended December 31, 2020 compared to $29.6 million, or $0.41 per diluted share, for the year ended December 31, 2019. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $19.5 million, or $0.25 per diluted share, for the quarter ended December 31, 2020 compared to $22.5 million, or $0.29 per diluted share, for the quarter ended December 31, 2019. FFO of $83.0 million, or $1.06 per diluted share, for the year ended December 31, 2020 compared to $80.0 million, or $1.10 per diluted share, for the year ended December 31, 2019. • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $19.9 million, or $0.25 per diluted share, for the quarter ended December 31, 2020 compared to $22.9 million, or $0.30 per diluted share, for the quarter ended December 31, 2019. Normalized FFO of $86.2 million, or $1.10 per diluted share, for the year ended December 31, 2020 compared to Normalized FFO of $85.1 million, or $1.17 per diluted share, for the year ended December 31, 2019. • Introduced 2021 full-year Normalized FFO guidance in the range of $0.98 to $1.02 per diluted share, as set forth in the separate presentation that can be found on the Investors page of the Company's website, ArmadaHoffler.com. Executive management of the Company will provide further details regarding its 2021 earnings guidance during today's webcast and conference call. • Announced a first quarter cash dividend of $0.15 per common share, which is an increase of 36% over the prior quarter. • Core operating property portfolio occupancy at 94.4% as of December 31, 2020 compared to 96.5% as of December 31, 2019. • Formed a 50/50 joint venture that will develop and build T. Rowe Price's new 450,000 square foot global headquarters in Baltimore's Harbor Point. T. Rowe Price signed a 15-year lease and plans to relocate its downtown Baltimore operations to Harbor Point in the first half of 2024. In conjunction with the build-to-suit project, another joint venture will develop and build a new mixed-use facility with structured parking on a neighboring site to accommodate both existing and T. Rowe Price parking requirements. • Renewed over 84% of commercial office and retail space under expiring leases during the fourth quarter. Including new leases, the Company leased over 222,000 square feet of commercial office and retail space. • Collected 98% of portfolio rents for the fourth quarter, including 100% of office tenant rents, 99% of multifamily tenant rents, and 96% of retail tenant rents. Refer to pages 27-28 of the Supplemental Financial Package for further details. • Agreed to a new $23 million preferred equity mezzanine loan for the Solis Nexton development project. Solis Nexton will be a new 320-unit Class A apartment community in Summerville, South Carolina located within walking distance of Nexton Square, the 127,000 square foot lifestyle center acquired by the Company in 2020. • Reinstated and amended the Company’s two leases with Regal Cinemas to allow for continued occupancy by Regal Cinemas and to provide for additional density: • In Harrisonburg, Virginia, the potential for up to 228 conventional apartments and structured parking. • At the Virginia Beach Town Center, the ability to program significant additional mixed-use commercial space. • Completed the acquisition of the Edison Apartments in downtown Richmond, Virginia in an off-market, OP Unit transaction. • Completed the off-market acquisition of The Residences at Annapolis Junction, a 416-unit, Class A, LEED Gold certified mid-rise apartment community in Howard County, Maryland.

AHH LISTED NYSE

2021 OUTLOOK & ASSUMPTIONS

6

OUTLOOK	LOW	HIGH
Total NOI	$116.3M	$117.3M
Construction Segment Gross Profit	$4.0M	$5.3M
G&A Expenses	$14.3M	$14.8M
Mezzanine Interest Income	$17.7M	$18.1M
Interest Expense	$31.0M	$31.7M
Normalized FFO per diluted share	$0.98	$1.02

GUIDANCE ASSUMPTIONS

- Acquisition of Delray Beach Plaza Whole Foods in the first quarter
- New $23M preferred equity mezzanine loan for Solis Nexton beginning 2Q21 (see slide 20 in the Guidance Presentation)
- Disposition of a Kroger-anchored shopping center in the second quarter for $5.5M
- Interest expense based on Forward LIBOR Curve, which forecasts rates ending the year at 0.15%
- Opportunistic sale of common stock through the ATM program, resulting in a full year weighted average share count of 82.5M

AHH LISTED **NYSE**

SUMMARY INFORMATION

7

$ IN THOUSANDS, EXCEPT PER SHARE DATE

	Three months ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
OPERATIONAL METRICS					
Net income attributable to common stockholders and OP unit holders	$1,851	$8,651	$11,178	$8,160	$7,215
Net income attributable to common stockholders and OP unit holders per diluted share	**$0.02**	**$0.11**	**$0.14**	**$0.11**	**$0.09**
Rental properties Net Operating Income (NOI)	28,785	24,653	27,373	28,581	27,811
General contracting and real estate services gross profit	1,792	2,108	2,056	1,718	1,058
Adjusted EBITDA[1]	30,534	29,976	31,108	34,170	31,910
Funds From Operations (FFO) attributable to common stockholders and OP unit holders	19,529	19,170	22,046	22,252	22,500
FFO per diluted share attributable to common stockholders and OP unit holders	**$0.25**	**$0.24**	**$0.28**	**$0.29**	**$0.29**
Normalized FFO attributable to common stockholders and OP unit holders	19,900	19,039	22,583	24,697	22,896
Normalized FFO per diluted share attributable to common stockholders and OP unit holders	**$0.25**	**$0.24**	**$0.29**	**$0.32**	**$0.30**
Annualized dividend yield	3.92%	4.75%	NA	8.22%	4.58%
CAPITALIZATION					
Common shares outstanding	59,073	57,934	57,010	56,492	56,278
Operating Partnership units outstanding	20,865	20,523	21,273	21,273	21,273
Common shares and OP units outstanding	79,938	78,457	78,283	77,765	77,551
Market price per common share	$11.22	$9.26	$9.95	$10.70	$18.35
Common equity capitalization[2]	$896,904	$726,512	$778,916	$832,085	$1,423,061
Preferred equity capitalization	171,085	171,075	63,350	63,250	63,250
Total equity capitalization	$1,067,989	$897,587	$842,266	$895,335	$1,486,311
Total debt[3]	962,812	885,359	956,726	1,016,293	960,819
Total capitalization	2,030,801	1,782,946	1,798,992	1,911,628	2,447,130
Less: cash	(50,430)	(79,224)	(75,111)	(52,788)	(43,579)
Total enterprise value	$1,980,371	$1,703,722	$1,723,881	$1,858,840	$2,403,551
BALANCE SHEET METRICS					
Core debt / enterprise value	38.4%	37.5%	43.2%	45.0%	33.6%
Core debt + preferred equity / enterprise value	47.1%	47.6%	46.8%	48.4%	36.2%
Fixed charge coverage ratio	2.3x	2.5x	3.0x	2.8x	2.6x
Core debt / Annualized core EBITDA	6.6x	5.8x	6.5x	6.3x	6.5x
Core debt + preferred equity / Annualized core EBITDA	8.1x	7.3x	7.0x	6.8x	7.0x
CORE PORTFOLIO OCCUPANCY					
Office[4]	97.0%	96.7%	97.0%	96.6%	96.6%
Retail[4]	94.7% [6]	94.2% [6]	95.1%	96.1%	96.9%
Multifamily[5]	92.5%	95.9%	87.9% [7]	93.7%	95.6%
Weighted Average[8]	94.4%	95.4%	93.6%	95.6%	96.5%

(1) See definition on page 31.
(2) Includes common shares and OP units.
(3) Excludes GAAP adjustments.
(4) Office and retail occupancy based on leased square feet as a % of respective total.
(5) Multifamily and student housing occupancy based on occupied units/beds as a % of total.
(6) Regal leases which were terminated in October 2020 have been re-signed and included in occupancy for both quarters. Regal at Columbus Village II was re-signed after December 31, 2020.
(7) Includes impact of seasonality related to student housing.
(8) Total occupancy weighted by annualized base rent.

AHH LISTED NYSE

NET ASSET VALUE COMPONENT DATA

8

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]

	Three months ended 12/31/2020			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[2]	$6,629	$12,816	$8,170	$27,615
Unstabilized Properties NOI	57	(144)	-	(87)
Signed Leases Not Yet Occupied or In Free Rent Period[4]	149	972	76	1,197
Net Deferrals and Recoveries	(24)	(739)	(15)	(778)
Stable Portfolio NOI	$6,811	$12,905	$8,231	$27,947
Intra-Quarter Transactions				
Net Acquisitons	-	-	444	444
Net Dispositions	-	-	-	-
Total	$0	$0	$444	$444
Annualized	$27,244	$51,619	$34,700	$113,564

Non-Stabilized Portfolio

	12/31/2020
Development Cost - See Page 18	$160,000
Total Non-Stabilized Portfolio	$160,000

Management's Estimate of Land Value/Net Rent and Vacancy Opportunities

	Size	Estimated Value[7]
Columbus Village II Development Opportunity		
Land Value	5 acres	$1.5M/acre
Harrisonburg Regal Development Opportunity		
Multifamily	228 units	$20,000-30,000/unit
Regal	49,000 sf	$15/sf

	Size	Net Rent PSF
At Lease or LOI's on Vacant Space	90,000 sf	$23/sf

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$7,674

Non-Property Assets[5]

	As of 12/31/2020
Cash and Retricted Cash	$50,430
Accounts Receivable	28,259
Notes Receivable, Including Mezzanine and Equity Investments[6]	135,385
Construction receivables, including retentions[6]	38,918
Acquired lease intangible assets, net	58,154
Equity method investments	1,078
Other Assets	43,462
Total Non-Property Assets	$355,686

Liabilities[5]

	As of 12/31/2020
Mortgages and Notes Payable[6]	$962,812
Accounts Payable and Accrued Liabilities	23,900
Construction Payables, Including Retentions	49,821
Other Liabilities	60,359
Total Liabilities	$1,096,892

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 12/31/2020
Total common shares outstanding	59,073
Total OP units outstanding	20,865
Total Common Shares & OP Units Outstanding	79,938

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.6M for the 3 months ended 12/31/2020.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes Columbus Village II Regal lease signed after year end.
(5) Excludes lease right of use assets and lease liabilities.
(6) Excludes GAAP adjustments.
(7) Management's assessment of comparable multifamily assets in the applicable market.

9SUMMARY BALANCE SHEET $ IN THOUSANDS 12/31/2020 12/31/2019 Assets (Unaudited) Real estate investments: Income producing property $1,680,943 $1,460,723 Held for development 13,607 5,000 Construction in progress 63,367 140,601 Accumulated depreciation (253,965) (224,738) Net real estate investments $1,503,952 $1,381,586 Real estate investments held for sale 1,165 1,460 Cash and cash equivalents 40,998 39,232 Restricted cash 9,432 4,347 Accounts receivable, net 28,259 23,470 Notes receivable, net 135,432 159,371 Construction receivables, including retentions, net 38,735 36,361 Construction contract costs and estimated earnings in excess of bil l ings 138 249 Equity method investments 1,078 - Operating lease right-of-use assets 32,760 33,088 Finance lease right-of-use assets 23,544 24,130 Acquired lease intangible assets 58,154 68,702 Other assets 43,324 32,901 Total Assets $1,916,971 $1,804,897 Liabilities and Equity Indebtedness, net $963,845 $950,537 Accounts payable and accrued liabilities 23,900 17,803 Construction payables, including retentions 49,821 53,382 Bil l ings in excess of costs and estimated earnings 6,088 5,306 Operating lease liabilities 41,659 41,474 Finance lease liabilities 17,954 17,903 Other l iabilities 56,902 63,045 Total Liabilities 1,160,169 1,149,450 Total Equity 756,802 655,447 Total Liabilities and Equity $1,916,971 $1,804,897 As of

10SUMMARY INCOME STATEMENT IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended Year ended 12/31/2020 12/31/2019 12/31/2020 12/31/2019 Revenues (Unaudited) Rental revenues $44,648 $41,832 $166,488 $151,339 General contracting and real estate services revenues 53,863 39,741 217,146 105,859 Total Revenues $98,511 $81,573 $383,634 $257,198 Expenses Rental expenses 11,053 9,819 38,960 34,332 Real estate taxes 4,810 4,202 18,136 14,961 General contracting and real estate services expenses 52,071 38,683 209,472 101,538 Depreciation and amortization 17,740 15,690 59,972 54,564 Amortization of right-of-use assets - finance leases 146 147 586 377 General and administrative expenses 3,523 3,063 12,905 12,392 Acquisition, development and other pursuit costs 29 294 584 844 Impairment charges 461 252 666 252 Total Expenses $89,833 $72,150 $341,281 $219,260 Gain on real estate dispositions - - 6,388 4,699 Operating Income 8,678 9,423 48,741 42,637 Interest income 3,786 6,593 19,841 23,215 Interest expense on indebtedness (7,868) (8,571) (30,120) (30,776) Interest expense on finance leases (229) (228) (915) (568) Change in fair value of derivatives and other 294 327 (1,130) (3,599) Equity in income of unconsolidated real estate entities - - - 273 Provision for unrealized credit losses (29) - (256) - Other income (expense), net (6) 159 515 585 Income before taxes 4,626 7,703 36,676 31,767 Income tax benefit 63 152 283 491 Net Income $4,689 $7,855 $36,959 $32,258 Net income attributable to noncontrolling interest in investment entities 49 427 230 (213) Preferred stock dividends (2,887) (1,067) (7,349) (2,455) Net income attributable to AHH and OP Unit holders $1,851 $7,215 $29,840 $29,590 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.02 $0.09 $0.38 $0.41 Weighted Average Shares & Units - Diluted 79,171 76,762 78,309 72,644

AHH LISTED NYSE

FFO, NORMALIZED FFO & AFFO[1]

IN THOUSANDS, EXCEPT PER SHARE DATA

11

	Three months ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	2020	2019
Funds From Operations						
Net income attributable to AHH and OP unit holders	**$1,851**	**$8,651**	**$11,178**	**$8,160**	**$29,840**	**$29,590**
Earnings per diluted share	$0.02	$0.11	$0.14	$0.11	$0.38	$0.41
Depreciation and amortization[2]	17,678	14,131	13,644	14,092	59,545	53,616
Gains on dispositions of operating real estate	-	(3,612)	(2,776)	-	(6,388)	(3,220)
FFO	**$19,529**	**$19,170**	**$22,046**	**$22,252**	**$82,997**	**79,986**
FFO per diluted share	$0.25	$0.24	$0.28	$0.29	$1.06	$1.10
Normalized FFO						
Acquisition, development & other pursuit costs	29	26	502	27	584	844
Loss on extinguishment of debt	-	-	-	-	-	30
Non cash GAAP Adjustments	636	161	29	682	1,508	629
Change in fair value of derivatives and other	(294)	(318)	6	1,736	1,130	3,599
Normalized FFO	**$19,900**	**$19,039**	**$22,583**	**$24,697**	**$86,219**	**$85,088**
Normalized FFO per diluted share	$0.25	$0.24	$0.29	$0.32	$1.10	$1.17
Adjusted FFO						
Non-cash stock compensation	471	456	421	1,030	2,378	1,613
Acquisition, development & other pursuit costs	(29)	(26)	(502)	(27)	(584)	(844)
Tenant improvements, leasing commissions, lease incentives[3]	(1,924)	(2,770)	(728)	(1,318)	(6,740)	(4,772)
Property related capital expenditures	(2,500)	(1,373)	(2,316)	(1,014)	(7,203)	(7,468)
Adjustment for loan modification and exit fees	(493)	(614)	(614)	(2,074)	(3,795)	(5,587)
Non-cash interest expense[4]	934	874	673	638	3,119	1,826
Cash ground rent payment - finance lease	(291)	(291)	(241)	(216)	(1,039)	(535)
GAAP Adjustments	(1,940)	(684)	(6,295)	(984)	(9,903)	(4,916)
AFFO	**$14,128**	**$14,611**	**$12,981**	**$20,732**	**$62,452**	**$64,405**
AFFO per diluted share	$0.18	$0.19	$0.17	$0.27	$0.80	$0.89
Weighted Average Common Shares Outstanding	58,304	57,923	56,668	56,398	57,328	53,119
Weighted Average OP Units Outstanding	20,867	20,520	21,273	21,273	20,981	19,525
Total Weighted Average Common Shares and OP Units Outstanding	79,171	78,443	77,941	77,671	78,309	72,644

(1) See definitions on pages 30-31.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes development, redevelopment, and first-generation space.
(4) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

AHH
LISTED
NYSE

OUTSTANDING DEBT

$ IN THOUSANDS

12

Debt	Stated Rate	Effective Rate as of 12/31/2020	Maturity Date	Debt Maturities & Principal Payments 2021	2022	2023	2024	2025	Thereafter	Outstanding as of 12/31/2020
Secured Notes Payable - Core Debt										
Southgate Square	L+1.60%	1.74%	Apr-2021	$19,682						$19,682
Red Mill West	4.23%	4.23%	Jun-2022	465	10,386					10,851
Thames Street Wharf	L+1.30%	1.81% (1)	Jun-2022	-	70,000					70,000
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	414	9,706					10,120
1405 Point	L+2.25%	2.39%	Jan-2023	714	754	51,532				53,000
Socastee Commons	4.57%	4.57%	Jan-2023	115	120	4,223				4,458
Nexton Square[2]	L+2.25%	2.50% (3)	Feb-2023	-	-	22,909				22,909
249 Central Park Retail	L+1.60%	3.85% (1)	Aug-2023	245	260	16,092				16,597
Fountain Plaza Retail	L+1.60%	3.85% (1)	Aug-2023	147	156	9,685				9,988
South Retail	L+1.60%	3.85% (1)	Aug-2023	107	114	7,066				7,287
Hoffler Place	L+2.60%	3.00% (3)	Jan-2024	-	-	257	18,143			18,400
Summit Place	L+2.60%	3.00% (3)	Jan-2024	-	-	311	22,789			23,100
One City Center	L+1.85%	1.99%	Apr-2024	628	659	691	22,734			24,712
Red Mill Central	4.80%	4.80%	Jun-2024	175	175	175	1,838			2,363
Premier Apartments	L+1.55%	1.69%	Oct-2024	208	221	234	16,053			16,716
Red Mill South	3.57%	3.57%	May-2025	315	327	338	351	4,502		5,833
Brooks Crossing Office	L+1.60%	1.74%	Jul-2025	831	846	861	875	11,980		15,393
Market at Mill Creek	L+1.55%	1.69%	Jul-2025	647	647	647	647	11,201		13,789
Johns Hopkins Village	L+1.25%	4.19% (1)	Aug-2025	988	1,031	1,075	1,116	46,649		50,859
North Point Center Note 2	7.25%	7.25%	Sep-2025	140	151	162	174	1,467		2,094
Encore Apartments[2]	2.93%	2.93%	Feb-2026	-	-	-	-	-	24,337	24,337
4525 Main Street[2]	2.93%	2.93%	Feb-2026	-	-	-	-	-	31,231	31,231
Lexington Square	4.50%	4.50%	Sep-2028	268	280	293	306	320	12,973	14,440
Red Mill North	4.73%	4.73%	Dec-2028	105	110	116	121	127	3,715	4,294
Greenside Apartments	3.17%	3.17%	Dec-2029	712	735	759	783	808	29,513	33,310
Annapolis Junction Apartments	SOFR +2.66%	2.75%	Nov-2030	-	-	147	1,753	1,809	80,666	84,375
Smith's Landing	4.05%	4.05%	Jun-2035	880	917	956	994	1,037	12,547	17,331
Liberty Apartments	5.66%	5.66%	Nov-2043	304	322	341	361	382	12,167	13,877
Edison Apartments	5.30%	5.30%	Dec-2044	345	364	384	405	427	14,347	16,272
The Cosmopolitan	3.35%	3.35%	Jul-2051	819	847	876	906	937	38,524	42,909
Total - Secured Core Debt				29,254	99,128	120,130	90,349	81,646	260,020	680,527
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	2.39%	Jun-2023	-	-	59,044				$59,044
Solis Gainesville	L+3.00%	3.75% (3)	Aug-2024							-
Premier Retail	L+1.55%	1.69%	Oct-2024	102	109	115	7,915			8,241
Total - Development Pipeline				102	109	59,159	7,915	-	-	67,285
Total Secured Notes Payable				29,356	99,237	179,289	98,264	81,646	260,020	747,812
Unsecured Core Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	1.64%	Jan-2024	-	-	-	10,000			10,000
Senior Unsecured Term Loan	L+1.25%-1.80%	1.59%	Jan-2025	-	-	-	-	19,500		19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.95% - 4.47% (1)	Jan-2025	-	-	-	-	185,500		185,500
Total - Unsecured Core Debt				-	-	-	10,000	205,000	-	215,000
Total Notes Payable excluding GAAP Adjustments				**$29,356**	**$99,237**	**$179,289**	**$108,264**	**$286,646**	**$260,020**	**$962,812**
GAAP Adjustments										1,033
Total Notes Payable										**$963,845**

(1) Includes debt subject to interest rate swap locks.
(2) Refinanced subsequent to quarter end, new rate and maturity reflected.
(3) Subject to a LIBOR rate floor.

13 2.3% 2.5% 2.8% 2.4% 3.2% 3.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2021 2022 2023 2024 2025 Thereafter⁽¹⁾ Debt Maturities(1) Debt Maturing Weighted Average Interest Rate DEBT INFORMATION (1) Includes refinances that occurred subsequent to 12/31/20. (2) Excludes debt subject to interest rate swap locks. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments. $ IN THOUSANDS Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional Amount January 2020 February 2022 1.75% 100,000 March 2020 March 2022 1.50% 100,000 July 2020 July 2023 0.50% 100,000 October 2020 November 2023 SOFR 1.84% 84,375 February 2021 February 2023 0.50% 100,000 Total Interest Rate Caps 484,375 Fixed-rate Debt (3)(4) $573,951 Fixed-rate and Hedged Debt $1,058,326 Total Debt (4) $962,812 % of Total Debt (4) 100% Total Debt Composition Weighted Average (1) % of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 22.3% 3.0% 4.0 Yrs Secured Debt 77.7% 3.0% 6.8 Yrs Variable vs. Fixed-rate Debt (1) Variable-rate Debt (2) 40.4% 2.3% 4.3 Yrs Fixed-rate Debt (3)(4) 59.6% 3.4% 7.4 Yrs Fixed-rate and Hedged Debt (3)(4) 100% Total 3.0% 6.2 Yrs

14CORE DEBT TO CORE EBITDA $ IN THOUSANDS SEE PAGE 34 FOR CALCULATION AND RECONCILIATION. (1) See reconciliation on page 34. (2) Excludes non-recurring items. (3) Excludes GAAP Adjustments. (4) See Page 31 for definition. Three months ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net income attributable to common stockholders and OP unit holders $1,851 $8,651 $11,178 $8,160 $7,215 Adjusted EBITDA (1)(2)(4) $30,534 $29,976 $31,108 $34,170 $31,910 Other adjustments: Development/Redevelopment (880) (2,225) (1,085) (1,133) (1,010) (Less) Acquisitions/Dispositions completed intra-quarter (961) (155) (1,351) - - Core EBITDA (4) $28,693 $27,596 $28,672 $33,037 $30,900 Annualized Core EBITDA $114,770 $110,382 $114,689 $132,148 $123,600 Total debt (3) $962,812 $885,359 $956,726 $1,016,293 $960,819 Adjustments to debt: (Less) Development/Redevelopment (67,285) (143,560) (137,508) (127,650) (109,930) (Less) Net Acquisitions completed intra-quarter (84,375) (22,909) - - - (Less) Cash & restricted cash (50,430) (79,224) (75,111) (52,788) (43,579) Core Debt (4) $760,722 $639,666 $744,107 $835,855 $807,310 Core Debt/Annualized Core EBITDA 6.6x 5.8x 6.5x 6.3x 6.5x

AHH LISTED NYSE

CAPITALIZATION & FINANCIAL RATIOS

15

$ IN THOUSANDS AS OF DECEMBER 31, 2020

Debt	% of Total	Principal Balance
Unsecured credit facility	1%	$10,000
Unsecured term loans	21%	205,000
Mortgages payable	78%	747,812
Total debt		$962,812

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	74%	59,073	$11.22	$662,799
Common units	26%	20,865	$11.22	234,105
Equity market capitalization		79,938		$896,904
Total capitalization				$2,030,801

Financial Ratios	
Debt Service Coverage Ratio[(1)]	2.9x
Fixed Charge Coverage Ratio[(2)]	2.3x
Net Debt to Adjusted EBITDA	7.9x
Core Debt to Core EBITDA	6.6x
Core Debt + Preferred Equity to Core EBITDA	8.1x
Debt/Total Capitalization	47%

Liquidity	
Cash on hand	$50,430
Availability under credit facility	124,000
Availability under construction loans	52,551
	$226,981



Equity
53%
Debt
47%
12%
1%
10%
37%
33%
7%
Preferred Equity
Common Stock
Common Units
Unsecured Credit Facility
Unsecured Term Loans
Mortgages Payable

Unencumbered Properties	
% of Total Properties	56%
% of Annualized Base Rent	34%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment

(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.

AHH
LISTED
NYSE

PROPERTY PORTFOLIO

AS OF DECEMBER 31, 2020

16

						Net Rentable Square Feet (RSF)[1]						
Retail Properties	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development/ Redevelopment Properties	Total	Core Occupancy[2]	Development/ Redevelopment Leased[2]	ABR[3]	ABR per Leased SF[3]
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	-	92,400	97.9%	-	$2,382,569	$26.34
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,482,137	14.34
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	95.1%	-	2,075,499	17.97
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,329,203	11.84
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	-	18,349	66.3%	-	170,112	13.98
Columbus Village[6]	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	62,362	-	62,362	91.0%	-	1,719,906	30.30
Columbus Village II	BB&B, Regal[12]	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	720,000	8.09
Commerce Street Retail	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	888,913	46.36
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	75.3%	-	1,465,285	18.34
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	998,614	27.77
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	328,536	22.57
Hanbury Village[6]	Harris Teeter	Chesapeake, VA		100%	2006/2009	101,815	-	101,815	100.0%	-	2,123,044	20.85
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	717,850	14.65
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,440	-	85,440	98.3%	-	1,822,429	21.69
Market at Mill Creek [6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,319	-	80,319	97.7%	-	1,811,315	23.07
Marketplace at Hilltop[6][9]	Total Wine, Panera, Chick-Fil-A	Virginia Beach, VA		-	2000/2001	116,953	-	116,953	95.0%	-	2,435,974	21.92
Nexton Square	Various Small Shops	Summerville, SC		-	2020	127,196	-	127,196	87.7%	-	2,900,471	26.01
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,954	-	114,954	97.7%	-	1,471,074	13.09
North Point Center[6][11]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	99.1%	-	3,672,862	7.49
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	473,268	7.33
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	100.0%	-	833,832	13.62
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	87.3%	-	674,458	20.44
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	-	160,942	81.3%	-	2,114,958	16.17
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,280,535	17.24
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	39,162	39,162	-	75.6%	969,014	32.73
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	91.6%	-	2,674,198	28.31
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	-	373,808	92.0%	-	6,275,721	18.26
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		100%	2015	76,650	-	76,650	100.0%	-	1,097,184	14.31
Socastee Commons[11]	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	653,915	11.42
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	-	260,131	95.1%	-	3,443,093	13.92
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	999,534	25.95
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	98.1%	-	1,875,689	17.45
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	-	40,307	74.1%	-	624,085	20.89
Studio 56 Retail	Rocket Title	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	15.2%	-	54,182	30.75
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	99.4%	-	3,415,200	19.42
Total / Weighted Avg Retail Portfolio				**58%**		**3,651,213**	**39,162**	**3,690,375**	**94.7%**		**$58,647,255**	**$16.82**

Properties with Tenants Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Broad Creek Shopping Center	6	23,825	$660,200
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Market at Mill Creek	1	7,014	63,000
Marketplace at Hilltop	1	4,211	149,996
North Point Center	4	280,556	1,169,778
Oakland Marketplace	1	45,000	186,347
Red Mill Commons	8	33,961	780,538
Sandbridge Commons	3	60,521	738,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**28**	**562,936**	**$5,563,762**

Significant Terminations Subsequent to the Quarter

Tenant	Property	Effective Date	SF Impact	ABR Impact	ABR per Leased SF
Bed, Bath, & Beyond[A]	Wendover Village	1/31/2021	33,696	$404,352	$12.00
Bed, Bath, & Beyond	North Point Center	1/31/2021	30,000	300,000	10.00
Bi-Lo[B]	Socastee Commons	6/30/2021	46,673	492,400	10.55
Total / Weighted Avg			**110,369**	**$1,196,752**	**$10.84**

(A) Space has been 100% re-leased with lease commencement date of 2/1/21
(B) Tenant executed a 5-month lease extension from previous lease expiration

AHH
LISTED
NYSE

PROPERTY PORTFOLIO CONT.

17

AS OF DECEMBER 31, 2020

Office Properties	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Net Rentable Square Feet (RSF)[1]: Development Properties	Net Rentable Square Feet (RSF)[1]: Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	99.4%	-	$6,941,742	$29.73
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	320,680	-	320,680	95.9%	-	8,983,921	29.23
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	-	98,061	100.0%	-	1,850,411	18.87
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,770	-	128,770	98.9%	-	3,249,143	25.52
One City Center	Duke University, WeWork	Durham, NC		-	2019	151,599	-	151,599	89.3%	-	4,242,798	31.33
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	-	263,426	99.4%	-	7,250,291	27.70
Two Columbus	Hazen & Sawyer, Fidelity	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	95.4%	-	2,576,166	24.89
Wills Wharf[9]	Canopy by Hilton, EY	Baltimore, MD		-	2020	-	327,133	327,133	-	47.2%	2,726,155	17.66
Total / Weighted Average Office Portfolio				**39%**		**1,305,933**	**327,133**	**1,633,066**	**97.0%**		**$37,820,627**	**$26.61**

Multifamily Properties	Location	Town Center	Unencumbered AQR	Year Built	Units/Beds: Core Properties	Units/Beds: Development/ Redevelopment Properties	Units/Beds: Total Units	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	AQR[7]	Monthly Effective Rent per Occupied Unit
1405 Point[8][9]	Baltimore, MD		-	2018	289	-	289	95.5%	-	$7,047,293	$2,128
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	95.8%	-	4,766,247	$1,450
Edison Apartments	Richmond, VA		-	2014	174	-	174	94.3%	-	2,590,681	$1,316
Greenside Apartments	Charlotte, NC		-	2018	225	-	225	96.0%	-	4,351,885	$1,679
Liberty Apartments[8]	Newport News, VA		-	2013	197	-	197	94.2%	-	3,036,195	$1,363
Premier Apartments	Virginia Beach, VA	✓	-	2018	131	-	131	96.9%	-	2,529,100	$1,660
Residences at Annapolis Junction	Annapolis Junction, MD		-	2018	416	-	416	95.2%	-	9,216,495	$1,939
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	98.9%	-	4,839,715	$1,435
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	342	-	342	96.2%	-	7,012,966	$1,776
Multifamily Total			-		**2,344**	-	**2,344**	**95.9%**		**$45,390,577**	**$1,682**
Hoffler Place[8][10]	Charleston, SC		-	2019	258	-	258	98.1%	-	$3,281,542	$1,081
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	568	-	568	72.9%	-	6,683,068	$1,345
Summit Place[10]	Charleston, SC		-	2020	357	-	357	96.9%	-	3,624,274	$873
Student Housing Total			-		**1,183**	-	**1,183**	**85.6%**		**$13,588,884**	**$1,118**
Total / Weighted Avg Multifamily Portfolio			-		**3,527**	-	**3,527**	**92.5%**		**$58,979,461**	**$1,205**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of December 31, 2020, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units/beds occupied as of December 31, 2020, divided by (b) total units/beds available, as of such date expressed as a percentage.

(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2020 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2020. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.99 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table on page 16.

(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended December 31, 2020 by (b) 4.

(8) The AQR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place, and 1405 Point excludes approximately $0.3M, $0.7M, $1.1M, $0.1M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended December 31, 2020 by the number of occupied beds.

(11) Refer to table on page 16 for information on subsequent terminations.

(12) Regal Cinema lease was executed subsequent to the quarter.

AHH LISTED NYSE

DEVELOPMENT & REDEVELOPMENT PIPELINE

18

$ IN THOUSANDS

				Schedule[1]							
Projects	Property Type	Estimated[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Unconsolidated Joint Venture											
T Rowe Price Global HQ Baltimore, MD	Office	450,000 sf	100%	1Q22	2Q24	3Q24	$125,000 [3]	TBD	$1,000	50%	T. Rowe Price
Under Development											
Chronicle Mill Belmont, NC	Multifamily	238 units / 8,600 sf	-	1Q21	3Q22	2Q24	54,000	35,100	5,000	85% [4]	
Harrisonburg Multifamily Harrisonburg, VA	Multifamily	228 units	-	TBD	TBD	TBD	45,000	TBD	-	100%	
Solis Gainesville Gainesville, GA	Multifamily	223 units	-	3Q20	2Q22	3Q23	52,000	31,000	12,000	95% [4]	
Southern Post Roswell, GA	Mixed-use	138 units / 137,000 sf	-	TBD	TBD	TBD	95,000	TBD	10,000	100%	
						Total Projects Under Development	$246,000	$66,100	$27,000		
Delivered Not Stabilized											
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	82%	4Q16	3Q18	4Q21	$18,000	$8,000	$16,000	100%	Williams-Sonoma, Pottery Barn
Wills Wharf Baltimore, MD	Office	327,000 sf	49%	3Q18	2Q20	2Q22	120,000	76,000	108,000	100%	Canopy by Hilton, EY
						Total Projects Delivered Not Stabilized	$138,000	$84,000	$124,000		
Predevelopment or On Hold											
Columbus Village II Virginia Beach, VA	Mixed-use	TBD	-	TBD	TBD	TBD	TBD	TBD	-	100%	
Parcel 4 Mixed-use Baltimore, MD	Mixed-use/ Garage	TBD	-	TBD	TBD	TBD	TBD	TBD	-	60% [5]	
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	-	TBD	TBD	TBD	TBD	TBD	$9,000	80% [4]	

	Q4 2020	YTD
Capitalized Interest	$420	$3,642
Capitalized Overhead	$519	$2,570

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 33.
(3) Reflects AHH portion of Joint Venture cost.
(4) Majority interest in joint venture with preferred return.
(5) Will be structured as an unconsolidated joint venture.

19MEZZANINE INVESTMENTS $ IN THOUSANDS (1) Represents estimates that may change as the development process proceeds. (2) Intend to acquire during the first quarter of 2021. (3) Stopped GAAP recognition of mezzanine income as of 4/1/20. (4) 100% preferred equity, with economic terms and accounting consistent with a mezzanine loan. The Interlock Atlanta, GA Solis Apartments at Interlock Atlanta, GA Schedule (1) Outstanding Investments Property Type Estimated (1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Principal Mezzanine Financing Mezzanine Interest QTD Delray Plaza (Whole Foods) (2) Delray Beach, FL Retail 83,000 sf 100% 3Q19 2Q21 15% (3) $12,000 $ - The Interlock Atlanta, GA Mixed-use 300,000 sf 58% 4Q20 3Q22 15% 67,000 2,573 Solis Apartments at Interlock Atlanta, GA Multifamily 349 units NA 4Q20 3Q22 13% 23,500 860 Solis Nexton (4) Summerville, SC Multifamily 320 units NA 4Q22 TBD 11% 23,000 - Total $125,500 $3,433 Mezzanine Interest Expense (542) Net Mezzanine Interest Income $2,891

AHH
LISTED
NYSE

ACQUISITIONS & DISPOSITIONS

20

$ IN THOUSANDS

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Edison Apartments	Richmond, VA	174 units	$25,700	$ -	$7,600	6.8%	4Q20	NA
Thames Street Wharf	Baltimore, MD	263,426	101,000	-	-	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	-	63,755	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	2,424	-	9.2%	1Q19	Verizon
Lexington Square	Lexington, SC	85,531	26,758	-	2,769	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy
Total/Weighted Average		3,042,449/ 174 units	$678,013	$ 130,124	$ 149,750	7.2%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Hanbury 7-Eleven	Chesapeake, VA	3,117	$2,900	$2,800	$2,400	5.5%	1Q21	7-Eleven
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	7,000	3,558	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	88,000	2,776	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Lightfoot Marketplace	Williamsburg, VA	124,715	30,275	11,800	4,477 [4]	5.8%	3Q19	Harris Teeter
Indian Lakes Wawa	Virginia Beach, VA	6,047	4,400	4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[3]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		1,547,999 sf/ 203 units	$339,950	$266,200	$71,846	7.2%		

(1) Contractual purchase price.
(2) Value of OP Units/common stock at issuance.
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% cash capitalization rate.
(4) Includes JV interest in the property.

21CONSTRUCTION BUSINESS SUMMARY $ IN THOUSANDS Gross Profit Summary Q4 2020 Trailing 12 Months Revenue $53,863 $217,146 Expense (52,071) (209,472) Gross Profit $1,792 $7,674 (Unaudited) 27th Street Virginia Beach, VA Highlighted Projects Location Total Contract Value Work in Place as of 12/31/2020 Backlog Estimated Date of Completion The Interlock Atlanta, GA $96,290 $91,908 $4,382 1Q 2021 27th Street Garage and Apartments Virginia Beach, VA 81,009 57,973 23,036 3Q 2021 Solis Apartments at Interlock Atlanta, GA 65,243 60,775 4,468 1Q 2021 Holly Springs Apartments Holly Springs, NC 34,785 13,531 21,254 3Q 2021 Sub Total $277,327 $224,187 $53,140 All Other Projects 329,599 311,481 18,118 Total $606,926 $535,668 $71,258

AHH LISTED NYSE

SAME STORE NOI BY SEGMENT

22

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX ON PG. 36)

	Three months ended 12/31/2020	12/31/2019 (Unaudited)	$ Change	% Change	Year ended 12/31/2020	12/31/2019 (Unaudited)	$ Change	% Change
Office[1]								
Revenue	$10,167	$10,048	$119	1.2%	$21,044	$21,239	($195)	-0.9%
Rental Expenses[2]	2,317	2,462	(145)	-5.9%	5,551	5,600	(49)	-0.9%
Real Estate Taxes	1,302	1,127	175	15.5%	2,220	2,135	85	4.0%
Net Operating Income	$6,548	$6,459	$89	1.4%	$13,273	$13,504	($231)	-1.7%
Retail[1]								
Revenue	$16,006	$16,560	($554)	-3.3%	$49,171	$51,970	($2,799)	-5.4%
Rental Expenses[2]	2,296	2,307	(11)	-0.5%	6,744	7,198	(454)	-6.3%
Real Estate Taxes	1,621	1,571	50	3.2%	5,583	5,484	99	1.8%
Net Operating Income	$12,089	$12,682	($593)	-4.7%	$36,844	$39,288	($2,444)	-6.2%
Multifamily[1]								
Revenue	$9,806	$9,830	($24)	-0.2%	$21,542	$21,849	($307)	-1.4%
Rental Expenses[2]	3,336	3,427	(91)	-2.7%	7,004	7,069	(65)	-0.9%
Real Estate Taxes	1,105	821	284	34.6%	2,153	1,597	556	34.8%
Net Operating Income	$5,365	$5,582	($217)	-3.9%	$12,385	$13,183	($798)	-6.1%
Same Store Net Operating Income (NOI)	$24,002	$24,723	($721)	-2.9%	$62,502	$65,975	($3,473)	-5.3%
GAAP Adjustments	(1,130)	(795)	(335)		(2,038)	(1,551)	(487)	
Same store portfolio NOI, cash basis excluding deferred rent collected of ($0.7M) and deferred rent of $1.5M for three month and year ended 12/31/20, respectively	$22,872	$23,928	($1,056)	-4.4%	$60,464	$64,424	($3,960)	-6.1%
NOI, Cash Basis								
Office	$6,234	$6,041	$193	3.2%	$13,302	$12,673	$629	5.0%
Retail	11,517	12,334	(817)	-6.6%	34,986	38,894	(3,908)	-10.0%
Multifamily	5,121	5,552	(431)	-7.8%	12,176	12,857	(681)	-5.3%
	$22,872	$23,928	($1,056)	-4.4%	$60,464	$64,424	($3,960)	-6.1%
NOI:								
Office	$6,548	$6,459	$89	1.4%	$13,273	$13,504	($231)	-1.7%
Retail	12,089	12,682	(593)	-4.7%	36,844	39,288	(2,444)	-6.2%
Multifamily	5,365	5,582	(217)	-3.9%	12,385	13,183	(798)	-6.1%
	$24,002	$24,723	($721)	-2.9%	$62,502	$65,975	($3,473)	-5.3%

(1) See page 33 for Same Store vs. Non – Same Store Properties.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.6M and $0.5M for the 3 months ended 12/31/2020 & 12/31/2019, respectively, and $1.5M and $1.3M for the 12 months ended 12/31/20 & 12/31/19, respectively.

AHH LISTED NYSE

TOP 10 TENANTS BY ABR[(1)]

23

$ IN THOUSANDS AS OF DECEMBER 31, 2020

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley[(2)]	1	2027	$ 5,592	14.8%	3.6%
Clark Nexsen	1	2029	2,692	7.1%	1.7%
WeWork	1	2034	2,065	5.5%	1.3%
Duke University	1	2029	1,579	4.2%	1.0%
Huntington Ingalls	1	2029	1,544	4.1%	1.0%
Mythics	1	2030	1,211	3.2%	0.8%
Johns Hopkins Medicine	1	2023	1,149	3.0%	0.7%
Pender & Coward	1	2030	926	2.4%	0.6%
Kimley-Horn	1	2027	912	2.4%	0.6%
Troutman Sanders	1	2025	889	2.4%	0.6%
Top 10 Total			**$ 18,559**	**49.1%**	**11.9%**

Retail Portfolio[(3)]

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	5	2023 - 2035	$ 3,289	5.6%	2.1%
Lowes Foods	2	2037 ; 2039	1,976	3.4%	1.3%
PetSmart	5	2022 - 2025	1,461	2.5%	0.9%
Apex Entertainment	1	2035	1,050	1.8%	0.7%
Bed, Bath, & Beyond	2	2022 ; 2025	1,047	1.8%	0.7%
Petco	4	2022 - 2030	913	1.6%	0.6%
Total Wine & More	2	2024 ; 2027	765	1.3%	0.5%
Ross Dress for Less	2	2025 ; 2027	762	1.3%	0.5%
TJ Maxx/HomeGoods	3	2022 - 2025	748	1.3%	0.5%
Safeway	1	2026	718	1.2%	0.5%
Top 10 Total			**$ 12,729**	**21.8%**	**8.3%**

(1) Includes leases from the development and redevelopment properties that have been delivered, but not yet stabilized.
(2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $5.9M of ABR.
(3) Tenants with known terminations (see table on page 16) have been removed.

AHH LISTED NYSE

LEASE SUMMARY

24

OFFICE

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2020	2	14,745	1	3,024	$24.81	$22.66	9.5%	$24.00	$25.35	-5.3%	4.44	$206,383	$14.00
Q3 2020	-	-	1	13,316	-	-	0.0%	-	-	0.0%	-	-	-
Q2 2020	3	11,529	1	1,485	33.09	30.47	8.6%	33.72	32.20	4.7%	5.00	70,249	6.09
Q1 2020	1	17,194	4	7,373	32.77	30.32	8.1%	29.75	31.40	-5.3%	8.00	1,004,346	58.41

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term	TI & LC	TI & LC per SF
Q4 2020	2	4,032	$25.47	6.83	$238,691	$59.20
Q3 2020	2	8,984	24.98	6.59	525,540	58.50
Q2 2020	-	-	-	-	-	-
Q1 2020	1	3,186	26.50	5.00	112,578	35.34

RETAIL

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2020	20	119,351	14	109,544	15.16	15.87	-4.5%	$ 15.00	16.07	-6.7%	7.40	$832,241	$6.97
Q3 2020	16	138,355	7	32,336	16.92	16.33	3.6%	17.40	16.55	5.1%	4.92	98,170	0.71
Q2 2020	14	42,605	8	19,153	22.15	20.57	7.7%	22.10	20.95	5.5%	4.39	41,889	0.98
Q1 2020	3	35,767	16	158,218	13.11	12.98	1.0%	13.15	13.00	1.1%	4.81	74,321	2.08

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q4 2020	10	71,888	$16.13	8.72	$1,505,862	$20.95
Q3 2020	4	8,425	18.73	5.03	87,499	10.39
Q2 2020	1	1,440	18.00	5.33	5,505	3.82
Q1 2020	7	13,073	18.33	5.24	184,426	14.11

(1) Excludes leases from properties in development.

25OFFICE LEASE EXPIRATIONS AS OF DECEMBER 31, 2020 Square Feet Under Lease % of Portfolio ABR 2,500 or less 3% 2,501-10,000 14% 10,001-20,000 16% 20,001-40,000 21% 40,001-100,000 30% Greater than 100,000 16% Office Portfolio Total 100% (1) Excludes leases from properties in development and delivered, but not yet stabilized. (2) Leases expired on 12/31/20. 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 50,000 100,000 150,000 200,000 250,000 300,000 Leased Square Feet % ABR of Office Portfolio Year Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent (1) % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 39,025 3.0% -$ - -$ M-T-M 3 - - 3,600 - - 2020⁽²⁾ 1 3,024 0.2% 70,217 0.2% 23.22 2021 13 23,202 1.8% 739,615 2.1% 31.88 2022 9 47,077 3.6% 1,286,956 3.7% 27.34 2023 12 100,095 7.7% 2,670,834 7.6% 26.68 2024 11 140,377 10.7% 3,475,309 9.9% 24.76 2025 18 142,117 10.9% 4,197,927 12.0% 29.54 2026 10 69,204 5.3% 1,769,764 5.0% 25.57 2027 6 256,477 19.6% 7,395,640 21.1% 28.84 2028 8 71,410 5.5% 2,065,401 5.9% 28.92 2029 7 242,709 18.6% 6,265,518 17.9% 25.81 2030 6 107,801 8.3% 3,050,777 8.7% 28.30 Thereafter 2 63,415 4.8% 2,102,914 5.9% 33.16 Total / Weighted Average 106 1,305,933 100.0% 35,094,472$ 100.0% 27.70$

26RETAIL LEASE EXPIRATIONS AS OF DECEMBER 31, 2020 (1) Excludes leases from properties in development and delivered, but not yet stabilized. (2) Leases expired on 12/31/20 (3) 34k square feet of expirations at Wendover Village are released, but new expiration is not reflected here. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Leased Square Feet % ABR of Retail Portfolio Square Feet Under Lease % of Portfolio ABR 2,500 or less 15% 2,501-10,000 33% 10,001-20,000 14% 20,001-40,000 15% 40,001-100,000 22% Greater than 100,000 1% Retail Portfolio Total 100% Year Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent (1) % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 194,714 5.3% -$ - -$ M-T-M 1 1,400 - 25,550 - 18.25 2020⁽²⁾ 3 9,399 0.3% 144,030 0.2% 15.32 2021⁽³⁾ 56 311,097 8.5% 3,981,597 6.9% 12.80 2022 72 331,321 9.1% 5,470,947 9.5% 16.51 2023 62 419,890 11.5% 6,698,570 11.6% 15.95 2024 80 383,309 10.5% 7,168,907 12.4% 18.70 2025 88 611,257 16.7% 8,496,725 14.7% 13.90 2026 46 282,977 7.8% 5,538,232 9.6% 19.57 2027 27 162,602 4.5% 3,400,198 5.9% 20.91 2028 21 95,105 2.6% 1,600,359 2.8% 16.83 2029 24 104,871 2.9% 2,198,752 3.8% 20.97 2030 26 197,820 5.4% 3,827,482 6.6% 19.35 Thereafter 31 545,451 14.9% 9,126,889 16.0% 16.73 Total / Weighted Average 537 3,651,213 100.0% 57,678,238$ 100.0% 16.69$

27OVERALL COLLECTIONS (1) 4 Q 2 0 C O L L E C T I O N S (2) 4 Q 2 0 T O P 2 0 C O L L E C T I O N S (2) (1) Data reported relates to rent charges and collections through 1/31/21 and does not correspond to the reporting segment classification of the properties as a whole. (2) As a percentage of 4Q20 rent and recovery charges due. Collected Outstanding AS OF JANUARY 31, 2021 100%98% 1% 1% $ in Thousands COLLECTIONS BY SECTOR OFFICE MULTIFAMILY RETAIL TOTAL Period $ % $ % $ % $ % 2Q20 $ 9,810 100% $10,528 99% $12,392 74% $ 32,730 88% 3Q20 $ 9,895 100% $12,187 98% $15,261 93% $ 37,343 96% 4Q20 $ 10,143 100% $14,276 99% $16,196 96% $ 40,615 98% TOTAL $ 29,848 100% $36,991 99% $43,849 88% $ 110,688 94% Jan-21 $ 3,473 100% $ 4,946 98% $ 5,345 95% $ 13,764 97%

28COVID-19 EFFECT AS OF JANUARY 31, 2021 $ in Thousands Repayment Period 2021 2022 $1,780 $1,500 $280 Deferred Rent Outstanding⁽¹⁾ 93% 76% 7% 24% 2020 YTD Jan 2021 T o t a l D e f e r r a l s (1)T o t a l D e f e r r e d R e n t C o l l e c t i o n s Repayment OutstandingDeferred Rent Recovered deferred rent due collected in 202093% (1) Excludes 2 Regal Cinemas leases. Period Deferred Rent Due Deferred Rent Collected Repayment Outstanding 2020 YTD $ 1,490 $ 1,380 93% $ 110 7% Jan 2021 $ 250 $ 190 76% $ 60 24%

29 APPENDIX D E F I N I T I O N S & R E C O N C I L I AT I O N S Town Center Virginia Beach, VA

30DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

31DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one time adjustments including non-recurring bad debt and termination fees, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

32DEFINITIONS SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

SAME STORE VS. NON-SAME STORE PROPERTIES

33

	Three Months Ended 12/31/2020 to 2019		Year Ended 12/31/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Apex Entertainment		X		X
Broad Creek Shopping Center	X		X	
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)	X			X
Columbus Village		X		X
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Hanbury Village	X		X	
Harrisonburg Regal	X		X	
Lexington Square	X		X	
Market at Mill Creek	X			X
Marketplace at Hilltop	X			X
Nexton Square		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre	X		X	
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	
Red Mill Commons	X			X
Sandbridge Commons	X		X	
Socastee Commons	X		X	

	Three Months Ended 12/31/2020 to 2019		Year Ended 12/31/2020 to 2019	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Wendover Village II	X		X	
Wendover Village III	X			X
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)	X			X
One City Center	X			X
One Columbus	X		X	
Thames Street Wharf	X			X
Two Columbus	X		X	
Wills Wharf		X		X
Multifamily Properties				
1405 Point	X			X
Edison Apartments		X		X
Encore Apartments	X		X	
Greenside Apartments	X			X
Hoffler Place	X			X
Johns Hopkins Village	X		X	
Liberty Apartments	X		X	
Premier Apartments	X			X
Residences at Annapolis Junction		X		X
Smith's Landing	X		X	
Summit Place		X		X
The Cosmopolitan		X		X

AHH LISTED NYSE

RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT[1]

34

$ IN THOUSANDS

	Three months ended				
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Net income attributable to common stockholders and OP unit holders	$1,851	$8,651	$11,178	$8,160	$7,215
Excluding:					
Depreciation and amortization[2]	17,678	14,131	13,644	14,092	15,285
Gain on operating real estate dispositions	-	(3,612)	(2,776)	-	-
Income tax provision (benefit)	(63)	(28)	65	(257)	(152)
Interest expense[2]	7,815	7,249	6,904	7,805	8,359
Change in fair value of derivatives and other	(294)	(318)	6	1,736	(327)
Preferred dividends	2,887	2,220	1,175	1,067	1,067
Loss on extinguishment of debt	-	-	-	-	30
GAAP adjustments related to finance leases	160	160	158	160	159
Non-Recurring Bad Debt	-	1,100 (4)	450 (5)	-	-
Unrealized credit loss provision (release)	29	(33)	(117)	377	-
Non-cash stock compensation	471	456	421	1,030	274
Adjusted EBITDA[3]	$30,534	$29,976	$31,108	$34,170	$31,910
Development/Redevelopment:					
Premier Retail	(202)	(223)	(207)	(210)	(115)
Wills Wharf	(678)	(633)	-	-	-
The Cosmopolitan Apartments	-	(981)	(878)	(923)	(904)
Summit Place	-	(388)	-	-	-
Other Development	-	-	-	-	9
Total Development/Redevelopment	(880)	(2,225)	(1,085)	(1,133)	(1,010)
Dispositions completed intra-quarter	-	(80)	(1,351)	-	-
Acquisitions completed intra-quarter	(961)	(75)	-	-	-
Core EBITDA	$28,693	$27,596	$28,672	$33,037	$30,900
Annualized Core EBITDA	$114,770	$110,382	$114,689	$132,148	$123,600
Total debt[6]	$962,812	$885,359	$956,726	$1,016,293	$960,819
(Less) Development/Redevelopment					
Premier Retail	(8,241)	(8,250)	(8,250)	(8,250)	(8,250)
Wills Wharf	(59,044)	(57,585)	(53,660)	(45,759)	(29,154)
Solis Gainesville	-	-	-	-	-
The Cosmopolitan Apartments	-	(43,110)	(43,309)	(43,506)	(43,702)
Summit Place	-	(34,615)	(32,289)	(30,135)	(28,824)
Other Development	-	-	-	-	-
Total Development/Redevelopment	(67,285)	(143,560)	(137,508)	(127,650)	(109,930)
(Less) Net Acquisitions completed intra-quarter	(84,375)	(22,909)	-	-	-
(Less) Cash & restricted cash	(50,430)	(79,224)	(75,111)	(52,788)	(43,579)
Core Debt	$760,722	$639,666	$744,107	$835,855	$807,310

(1) See definitions on page 31.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Bad debt resulting from Company's decision to terminate two defaulted Regal Cinemas leases.
(5) Adjusts bad debt to an annualized $3 million – Management's Estimates.
(6) Excludes GAAP Adjustments.

35R E CONCIL IAT ION TO PROPE RT Y PORTFOL IO NOI $ IN THOUSANDS (1) See page 33 for the Same Store vs. Non-Same Store properties. (2) Includes expenses associated with the Company’s in-house asset management division. Three months ended 12/31 Year ended 12/31 2020 2019 2020 2019 Office Same Store (1) Rental revenues $10,167 $10,048 $21,044 $21,239 Property expenses 3,619 3,589 7,771 7,735 NOI 6,548 6,459 13,273 13,504 Non-Same Store NOI (2) 525 (187) 14,311 7,572 Segment NOI $7,073 $6,272 $27,584 $21,076 Retail Same Store (1) Rental revenues $16,006 $16,560 $49,171 $51,970 Property expenses 3,917 3,878 12,327 12,682 NOI 12,089 12,682 36,844 39,288 Non-Same Store NOI (2) 1,411 2,541 17,375 18,732 Segment NOI $13,500 $15,223 $54,219 $58,020 Multifamily Same Store (1) Rental revenues $9,806 $9,830 $21,542 $21,849 Property expenses 4,441 4,248 9,157 8,666 NOI 5,365 5,582 12,385 13,183 Non-Same Store NOI (2) 2,847 734 15,204 9,766 Segment NOI $8,212 $6,316 $27,589 $22,949 Total Property Portfolio NOI $28,785 $27,811 $109,392 $102,045

AHH LISTED NYSE

RECONCILIATION TO GAAP NET INCOME

36

$ IN THOUSANDS

Three months ended 12/31/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 11,352	$ 18,238	$ 15,058	$ 44,648	$ 53,863	$ 98,511
Segment expenses	4,279	4,738	6,846	15,863	52,071	67,934
Net operating income	$ 7,073	$ 13,500	$ 8,212	$ 28,785	$ 1,792	$ 30,577
Depreciation and amortization						(17,740)
General and administrative expenses						(3,523)
Acquisition, development and other pursuit costs						(29)
Impairment charges						(461)
Gain on real estate dispositions						-
Interest income						3,786
Interest expense						(7,868)
Interest expense - finance leases						(229)
Unrealized credit loss release (provision)						(29)
Amortization of right-of-use assets - finance leases						(146)
Change in fair value of derivatives and other						294
Other income						(6)
Income tax benefit						63
Net income						$ 4,689
Net loss attributable to noncontrolling interest in investment entities						49
Preferred stock dividends						(2,887)
Net income attributable to AHH and OP unit holders						$ 1,851

Year ended 12/31/2020

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 43,494	$ 73,032	$ 49,962	$ 166,488	$ 217,146	$ 383,634
Segment expenses	15,910	18,813	22,373	57,096	209,472	266,568
Net operating income	$ 27,584	$ 54,219	$ 27,589	$ 109,392	$ 7,674	$ 117,066
Depreciation and amortization						(59,972)
General and administrative expenses						(12,905)
Acquisition, development and other pursuit costs						(584)
Impairment charges						(666)
Gain on real estate dispositions						6,388
Interest income						19,841
Interest expense						(30,120)
Interest expense - finance leases						(915)
Unrealized credit loss release (provision)						(256)
Amortization of right-of-use assets - finance leases						(586)
Change in fair value of derivatives and other						(1,130)
Other income						515
Income tax benefit						283
Net income						$ 36,959
Net loss attributable to noncontrolling interest in investment entities						230
Preferred stock dividends						(7,349)
Net income attributable to AHH and OP Unitholders						$ 29,840